Exhibit 99.1

ETHAN ALLEN COMMENTS ON CURRENT ORDER TRENDS

DANBURY, CT – February 25, 2019 – Ethan Allen Interiors Inc. ("Ethan Allen" or the "Company") (NYSE: ETH) commented today, in advance of its investor meeting, on positive written order trends for the quarter-to-date period through President’s Day which reflects an increase of 5% compared to the comparable prior year period.

About Ethan Allen

Ethan Allen Interiors Inc. (NYSE: ETH) is a leading interior design company and manufacturer and retailer of quality home furnishings. The company offers complimentary interior design service to its clients and sells a full range of furniture products and decorative accessories through ethanallen.com and a network of approximately 300 Design Centers in the United States and abroad. Ethan Allen owns and operates nine manufacturing facilities including six manufacturing plants and one sawmill in the United States plus one plant each in Mexico and Honduras. Approximately 75% of its products are made in its North American plants. For more information on Ethan Allen's products and services, visit ethanallen.com.

Investor Relations Contact
Corey Whitely
Executive Vice President, Administration
Chief Financial Officer and Treasurer
IR@ethanallen.com

Forward-Looking Information

This press release and any related webcasts, conference calls and other related discussions should also be read in conjunction with the Company's Annual Report on Form 10-K for the year ended June 30, 2018 and other reports filed with the Securities and Exchange Commission.

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), which represent our management's beliefs and assumptions concerning future events based on information currently available to us relating to our future results. Such forward-looking statements are identified in this press release and any related webcasts, conference calls and other related discussions or documents incorporated herein by reference by use of forward-looking words such as "anticipate", "believe", "plan", "estimate", "expect", "intend", "will", "may", "continue", "project", "target", "outlook", "forecast", "guidance", and similar expressions and the negatives of such forward-looking words. These forward-looking statements are subject to management decisions and various assumptions about future events, and are not guarantees of future performance. Actual results could differ materially from those anticipated in the forward-looking statements due to a number of risks and uncertainties including, but not limited to: competition from overseas manufacturers and domestic retailers; our anticipating or responding to changes in consumer tastes and trends in a timely manner; our ability to maintain and enhance our brand, marketing and advertising efforts and pricing strategies; changes in global and local economic conditions that may adversely affect consumer demand and spending, our manufacturing operations or sources of merchandise and international operations; changes in U.S. policy related to imported merchandise; an economic downturn; potentially negative or unexpected tax consequences of changes to fiscal and tax policies; our limited number of manufacturing and logistics sites; fluctuations in the price, availability and quality of raw materials; environmental, health and safety requirements; product safety concerns; disruptions to our technology infrastructure (including cyber-attacks); increasing labor costs, competitive labor markets and our continued ability to retain high-quality personnel and risks of work stoppages; loss of key personnel; our ability to obtain sufficient external funding to finance our operations and growth; access to consumer credit; the effect of operating losses on our ability to pay cash dividends; additional impairment charges that could reduce our profitability; our ability to locate new design center sites and/or negotiate favorable lease terms for additional design centers or for the expansion of existing design centers; results of operations for any quarter are not necessarily indicative of our results of operations for a full year; possible failure to protect our intellectual property; and those matters discussed in "Item 1A - Risk Factors" of our Annual Report on Form 10-K for the year ended June 30, 2018, and elsewhere in this press release and our SEC filings. Accordingly, actual circumstances and results could differ materially from those contemplated by the forward-looking statements.

Given the risks and uncertainties surrounding forward-looking statements, you should not place undue reliance on these statements. Many of these factors are beyond our ability to control or predict. Our forward-looking statements speak only as of the date of this press release. Other than as required by law, we undertake no obligation to update or revise forward-looking statements, whether as a result of new information, future events, or otherwise.